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                                                                    EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No. 1 to Registration Statement No. 333-64399 on Form S-4 of Regal Cinemas, Inc. of our report on the financial statements of Act III Cinemas, Inc. dated March 25, 1998, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




                                        /s/ DELOITTE & TOUCHE LLP


Portland, Oregon
October 13, 1998